UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): May 15, 2006


                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)


          CALIFORNIA                  0-26006                   95-4181026
 (State or Other Jurisdiction       (Commission              (I.R.S. Employer
       of Incorporation)            File Number)             Identification No.)



                         3151 EAST WASHINGTON BOULEVARD
                             LOS ANGELES, CALIFORNIA               90023
                     (Address of Principal Executive Offices)    (Zip Code)


                                 (323) 780-8250
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

ITEM 7.01         REGULATION FD DISCLOSURE.

     ANNOUNCEMENT OF FIRST QUARTER 2006 FINANCIAL RESULTS

         On May 15, 2006, Tarrant Apparel Group issued a press release regarding our financial results for the first quarter ended March 31, 2006 and outlook for fiscal years 2006 results. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by this reference.

     ANNOUNCEMENT OF COMMITMENT LETTER FROM GUGGENHEIM CORPORATE FUNDING LLC

         On May 15, 2006, we also issued a press release announcing that we have entered into a commitment letter with Guggenheim Corporate Funding, LLC, with respect to a $65 million credit facility. The commitment letter contemplates that the credit facility will consist of an initial term loan of $30 million, which will be used to repay certain existing indebtedness, and fund general operating and working capital needs. A second term loan of $35 million will be used to finance acquisitions acceptable to Guggenheim. The credit facility would be secured by all or substantially all of our consolidated assets. Completion of the financing is subject to customary conditions precedent, including, without limitation, the preparation and execution of definitive loan documents, Guggenheim's completion and satisfaction with its legal due diligence review of us, obtaining all necessary consents and other third party approvals, and the preparation and execution of an inter-creditor agreement between the lenders and our other lenders. A copy of the press release is attached hereto as Exhibit
99.2 and is incorporated herein by this reference.

         The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1 Press Release dated May 15, 2006, published by Tarrant Apparel Group.

                  99.2 Press Release dated May 15, 2006, published by Tarrant Apparel Group.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TARRANT APPAREL GROUP



Date:    May 15, 2006              By:       /S/ CORAZON REYES
                                      ------------------------------------------
                                         Corazon Reyes, Chief Financial Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION
-------    ---------------------------------------------------------------------

99.1       Press Release dated May 15, 2006, published by Tarrant Apparel Group.

99.2       Press Release dated May 15, 2006, published by Tarrant Apparel Group.


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